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                                                                    Exhibit 99.1





September 18, 1997


Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements made by Life Resources, Inc., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of September 1997. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,




Coopers & Lybrand L.L.P.